Filed Pursuant to Rule 497(a)
File No. 333-236415
Rule 482ad

PROSPECT CAPITAL CORPORATION LAUNCHES $1 BILLION 5.5% PERPETUAL
PREFERRED STOCK OFFERING

NEW YORK, August 3, 2020 (GLOBE NEWSWIRE) - Prospect Capital Corporation (NASDAQ:PSEC) (“Prospect”) announced today a continuous preferred stock offering of up to 40,000,000 shares, with a $1,000,000,000 aggregate liquidation preference (the “Preferred Stock”) (the “Offering”). Each share of Preferred Stock will have an offering price of $25.00 per share, before the application of any commissions and discounts.
The Preferred Stock will have a stated annual dividend rate of 5.50%, paid monthly (resulting in an annual percentage yield of 5.64%), and will rank senior to Prospect’s common stock. Prospect expects to use the net proceeds from the Offering to maintain and enhance balance sheet liquidity, including repayment of debt under its credit facility, if any, investments in high quality short-term debt instruments, or a combination thereof, and to make long-term investments in accordance with its investment objective. The Preferred Stock provides Prospect with a diversified source of accretive fixed-rate capital without creating maturity risk due to the perpetual term.
“Prospect is pleased to offer the preferred stock in an accretive fashion to deliver consistent, attractive risk-adjusted returns to investors while enhancing the value of Prospect’s common stock,” John F. Barry III, Chairman and Chief Executive Officer of Prospect.
Preferred Capital Securities, LLC (“PCS”), a broker dealer and wholesale distributor, is the dealer manager for the Offering.
Investors are advised to carefully consider the investment objective, risks, charges and expenses of Prospect before investing. A prospectus supplement dated August 3, 2020, related to the Offering, and an accompanying prospectus dated February 13, 2020, which have been filed with the Securities and Exchange, contain this and other information about Prospect and should be read carefully before investing.

This press release is for informational purposes and is not an offer to purchase or sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

The Offering is being made only by means of the prospectus supplement and the accompanying prospectus, copies of which may be obtained by writing to Preferred Shareholder Services at 3284 Northside Parkway NW, Suite 150, Atlanta, GA 30327.
About Prospect Capital Corporation
Prospect Capital Corporation is a business development company that focuses on lending to and investing in private businesses. Prospect’s investment objective is to generate both current income and long-term capital appreciation through debt and equity investments.
Prospect has elected to be treated as a business development company under the Investment Company Act of 1940 (“1940 Act”). Prospect is required to comply with regulatory requirements under the 1940 Act as well as applicable NASDAQ, federal and state rules and regulations. Prospect has also elected to be treated as a regulated investment company under the Internal Revenue Code of 1986.

About Preferred Capital Securities, LLC
Preferred Capital Securities, LLC intends to serve as the dealer manager for Prospect Capital Corporation and has been a member of FINRA/SIPC since 2015. Formed in 2013, PCS is a boutique managing broker dealer that distributes investment products through broker dealers and registered investment advisors. For more information, call 855-330-6594 or visit prefcapitalsecurities.com.

Caution Concerning Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies. These forward-looking statements include statements regarding expectations as to the completion of the transactions contemplated by the Offering. For example, Prospect’s statement regarding Prospect’s proposed use of net proceeds is a forward-looking statement. Forward-looking statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that Prospect may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and Prospect undertakes no obligation to update any such statement now or in the future.

For further information, contact:
Grier Eliasek, President and Chief Operating Officer
grier@prospectcap.com
Telephone (212) 448-0702